Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

TrustCo Announces 17% Increase in Second Quarter 2017 Earnings

Executive Snapshot:

•	Continued solid financial results:
o	Key metrics for Second quarter of 2017 results:
▪	Net income of $12.2 million in the second quarter of 2017, up 17.0% compared to $10.5 million in the second quarter of 2016
▪	Return on average assets (ROA) of 1.00% compared to 0.88% in the second quarter of 2016
▪	Return on average equity (ROE) of 11.05% compared to 9.88% in the second quarter of 2016
▪	Efficiency ratio of 53.33% compared to 57.70% in the second quarter of 2016 (Non-GAAP measure; see P. 14 for definition)

•	Asset quality remains solid:
o	Asset quality measures improved compared to the second quarter of 2016
o	Nonperforming assets (NPAs) fell by $4.7 million compared to June 30, 2016
o	NPAs to total assets improved to 0.57%, compared to 0.68% at June 30, 2016
o	Quarterly net chargeoffs decreased to 0.05% of average loans on an annualized basis, compared to 0.14% for the second quarter of 2016, the lowest level since 2008

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Average deposits per branch grew $399 thousand to $29.2 million from June 30, 2016 to June 30, 2017
o	Average core (non-maturity) deposits were $110 million higher in the second quarter of 2017 compared to the second quarter of 2016

•	Loan portfolio reaches all-time high:
o	Average loans were up $150 million for the second quarter of 2017 compared to second quarter of 2016
o	At $3.51 billion as of June 30, 2017, loans reached an all-time high

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FOR IMMEDIATE RELEASE:

TrustCo Announces 17% Increase in Second Quarter 2017 Earnings

Glenville, New York – July 21, 2017

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced second quarter of 2017 net income of $12.2 million compared to $10.5 million for the second quarter of 2016, an increase of 17.0%.

Summary

Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased to be able to report a 17% increase in net income in the second quarter of 2017 as compared to the second quarter of 2016.  Improved revenue growth and expense control combined to produce a solid quarter and an encouraging first half of 2017.  Our focus on traditional lending criteria and conservative balance sheet management has enabled us to produce consistent earnings, maintain strong liquidity and capital and allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.  In terms of our core business, we continue to add customer relationships, which ultimately drive future growth.  We will continue to take advantage of opportunities as they are presented during the balance of 2017 and beyond.”

TrustCo saw continued solid loan growth in the second quarter of 2017 compared to the prior year, led by an increase in residential mortgages.  Loan portfolio expansion was funded by a combination of utilizing a portion of our strong cash balances and by the growth of our deposit base.  The continued shift toward loans helped offset the margin impact from continued comparatively low yields on cash and investments.  Recent decisions by the Federal Reserve to raise short term interest rates have contributed to our results and will provide a further benefit in the second half of 2017 and beyond.  The growth in average deposits in the second quarter of 2017 versus the prior year was led by lower cost checking and savings deposits.  TrustCo’s strong liquidity position continues to allow it to take advantage of opportunities as they arise.

Asset quality measures improved versus June 30, 2016, with nonperforming assets (NPAs) declining $4.7 million.

Details

Average loans were up $150.1 million or 4.5% in the second quarter of 2017 over the same period in 2016. Average residential loans, our primary lending focus, were up $200.0 million or 7.2% in the second quarter of 2017, over the same period in 2016.  Overall loan growth was constrained by a $15.6 million decline in average commercial loans, which have become less attractive on a risk adjusted basis, and a $34.0 million decline in average outstandings on home equity lines of credit, as well as a small decline in installment loans. Average deposits were up $36.0 million or 0.9% for the second quarter of 2017 over the same period a year earlier.  The increase in deposits came from core deposit accounts, which consist of checking, savings and money market deposits, with checking and savings entirely responsible for the growth within core deposits.  Average core deposits increased $110.3 million from the second quarter of 2016 to the second quarter of 2017, while average time deposit balances were down.  Within core, money market balances were down $2.6 million, while checking was up $100.2 million (including interest bearing and non-interest bearing balances) and savings were up $12.7 million.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  The cost of interest bearing deposits declined from 0.38% in the second quarter of 2016 to 0.34% in the second quarter of 2017.  The shift out of money market balances was also beneficial, as that category is the most expensive type of core deposit.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.”

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For the second quarter of 2017, return on average assets and return on average equity were 1.00% and 11.05%, respectively, compared to 0.88% and 9.88% for the second quarter of 2016.  Diluted earnings per share were $0.127 for the second quarter of 2017, compared to $0.109 for the second quarter of 2016.  As previously discussed, some operating costs remain at elevated levels in response to regulatory requirements, however overall expense control remains a key area of focus.  Total operating expenses declined by $1.1 million in the second quarter of 2017 as compared to the second quarter of 2016, led by lower deposit insurance, ORE costs and equipment expense.  The decline in expenses coupled with $1.5 million of revenue growth over the same period resulted in the bottom line improvement noted.  We anticipate being able to control expense growth effectively in the second half of 2017.  Some of the costs associated with regulatory issues will be recurring, but others will diminish over time.

“While some banks have backed away from branches, a customer-friendly branch franchise continues to be the key to our long term plans.  We continue to make good progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the newer branches continue to mature.”

“At June 30, 2017, our average deposits per branch were $29.2 million, compared to $28.8 million a year earlier.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for newer branches will take time and continued work.  We believe success in growing customer relationships provides basic building blocks that will help drive profit growth for the coming years.”

Asset quality and loan loss reserve measures improved versus June 30, 2016.  Nonperforming loans (NPLs) were $24.5 million at June 30, 2017, compared to $28.2 million at June 30, 2016.  NPLs were equal to 0.70% of total loans at June 30, 2017, compared to 0.84% at June 30, 2016.  The coverage ratio, or allowance for loan losses to NPLs, was 180.0% at June 30, 2017, compared to 156.0% at June 30, 2016.  Nonperforming assets (NPAs) were $28.1 million at June 30, 2017 compared to $32.8 million at June 30, 2016.  The ratio of loan loss allowance to total loans was 1.26% as of June 30, 2017, compared to 1.32% at June 30, 2016 and reflects both the improvement in asset quality and economic conditions in our lending areas.  The allowance for loan losses was $44.2 million at June 30, 2017 compared to $44.1 million at June 30, 2016.  The provision for loan losses was $550 thousand for the second quarter of 2017, compared to $800 thousand in the second quarter of 2016.  Net chargeoffs for the second quarter of 2017 decreased versus the second quarter of 2016, falling to $436 thousand from $1.1 million in the year earlier period.  The annualized net chargeoff ratio was 0.05% for the second quarter of 2017, compared to 0.14% in the second quarter of 2016, remaining at the lowest level since the first quarter of 2008.

Page | 3

The net interest margin for the second quarter of 2017 was 3.21%, up twelve basis points versus the second quarter of 2016, as increases in short term interest rates led to significantly higher earnings on cash, while slightly better returns were also achieved in the investment portfolio.  Loan yields did decline, but that was more than offset by higher volumes in terms of income.  During the same period, the cost of interest bearing liabilities declined, reflecting TrustCo’s strong funding base.

For the first half of 2017, net income was $23.2 million, up 11.1% as compared to $20.9 million in the first half of 2016, or $0.241 and $0.219, respectively, per diluted share.

At June 30, 2017 the equity to asset ratio was 9.09%, compared to 8.91% at June 30, 2016.  Book value per share at June 30, 2017 was $4.66 compared to $4.51 a year earlier.

TrustCo Bank Corp NY is a $4.9 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 144 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at June 30, 2017.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss Second quarter 2017 results will be held at 9:00 a.m. Eastern Time on July 24, 2017.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10110582. The call will also be audio webcast at: http://services.choruscall.com/links/trst170724.html, and will be available for one year.

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Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2017, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to comply with the supervisory agreement entered into with Trustco Bank’s regulator and potential regulatory actions if we fail to comply; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules and the supervisory agreement to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; adverse conditions on the securities markets that lead to impairment in the value of securities in our investment portfolio; changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; ; changes in consumer spending, borrowing and saving habits; technological changes and electronic, cyber, and physical security breaches; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

Page | 5

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

			Three Months Ended
	06/30/17		03/31/17	06/30/16
Summary of operations
Net interest income (TE)	$38,553		37,413	36,311
Provision for loan losses	550		600	800
Net gain on securities transactions	-		-	668
Noninterest income, excluding net gain on securities transactions	4,504		4,727	4,531
Noninterest expense	22,913		24,019	23,974
Net income	12,240		10,947	10,464

Per common share
Net income per share:
- Basic	$0.127		0.114	0.110
- Diluted	0.127		0.114	0.109
Cash dividends	0.066		0.066	0.066
Book value at period end	4.66		4.57	4.51
Market price at period end	7.75		7.85	6.41

At period end
Full time equivalent employees	813		802	801
Full service banking offices	144		144	145

Performance ratios
Return on average assets	1.00%		0.91	0.88
Return on average equity	11.05		10.17	9.88
Efficiency (1)	53.33		55.81	57.70
Net interest spread (TE)	3.15		3.08	3.03
Net interest margin (TE)	3.21		3.14	3.09
Dividend payout ratio	51.48		57.47	59.89

Capital ratio at period end
Consolidated equity to assets	9.09%		8.98	8.91
Consolidated tangible equity to tangible assets (2)	9.08%		8.97	8.90

Asset quality analysis at period end
Nonperforming loans to total loans	0.70		0.77	0.84
Nonperforming assets to total assets	0.57		0.61	0.68
Allowance for loan losses to total loans	1.26		1.28	1.32
Coverage ratio (3)	1.8	x	1.7	1.6

(1)	Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income less gain on sale of nonperforming loans).
(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 6

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	06/30/17	06/30/16
Summary of operations
Net interest income (TE)	$75,966	72,508
Provision for loan losses	1,150	1,600
Net gain on securities transactions	-	668
Noninterest income, excluding net gain on securities transactions	9,231	9,103
Noninterest expense	46,932	47,412
Net income	23,187	20,875

Per common share
Net income per share:
- Basic	$0.242	0.219
- Diluted	0.241	0.219
Cash dividends	0.131	0.131
Book value at period end	4.66	4.51
Market price at period end	7.75	6.41

Performance ratios
Return on average assets	0.96%	0.88
Return on average equity	10.62	9.93
Efficiency (1)	54.56	56.96
Net interest spread (TE)	3.11	3.05
Net interest margin (TE)	3.17	3.11
Dividend payout ratio	54.31	60.00

(1)	Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income less gain on sale of nonperforming loans).

TE = Taxable equivalent.

Page | 7

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Interest and dividend income:
Interest and fees on loans	$36,662	36,044	36,251	36,171	35,652
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	607	595	422	408	404
State and political subdivisions	11	12	12	13	13
Mortgage-backed securities and collateralized mortgage obligations-residential	1,944	1,958	1,849	1,829	2,169
Corporate bonds	154	151	149	97	-
Small Business Administration-guaranteed participation securities	394	415	430	445	450
Mortgage-backed securities and collateralized mortgage obligations-commercial	21	23	23	36	38
Other securities	4	4	4	4	4
Total interest and dividends on securities available for sale	3,135	3,158	2,889	2,832	3,078

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	296	316	331	347	374
Corporate bonds	154	154	153	156	154
Total interest on held to maturity securities	450	470	484	503	528

Federal Reserve Bank and Federal Home Loan Bank stock	134	134	133	131	118

Interest on federal funds sold and other short-term investments	1,727	1,246	865	866	832
Total interest income	42,108	41,052	40,622	40,503	40,208

Interest expense:
Interest on deposits:
Interest-bearing checking	134	124	123	120	116
Savings	435	430	436	504	604
Money market deposit accounts	468	466	459	463	467
Time deposits	2,181	2,283	2,406	2,468	2,460
Interest on short-term borrowings	349	349	291	281	262
Total interest expense	3,567	3,652	3,715	3,836	3,909

Net interest income	38,541	37,400	36,907	36,667	36,299

Provision for loan losses	550	600	600	750	800
Net interest income after provision for loan losses	37,991	36,800	36,307	35,917	35,499

Noninterest income:
Trustco Financial Services income	1,425	1,858	1,422	1,347	1,512
Fees for services to customers	2,797	2,637	2,795	2,664	2,737
Net gain on securities transactions	-	-	-	-	668
Other	282	232	295	718	282
Total noninterest income	4,504	4,727	4,512	4,729	5,199

Noninterest expenses:
Salaries and employee benefits	9,559	10,210	9,576	8,995	8,934
Net occupancy expense	4,267	4,109	4,185	3,887	3,918
Equipment expense	1,428	1,556	1,370	1,596	1,840
Professional services	1,963	1,928	1,997	1,959	2,098
Outsourced services	1,500	1,500	1,775	1,465	1,425
Advertising expense	607	713	727	489	570
FDIC and other insurance	1,012	1,047	901	1,127	1,949
Other real estate (income) expense, net	(4)	499	721	895	423
Other	2,581	2,457	2,113	2,636	2,817
Total noninterest expenses	22,913	24,019	23,365	23,049	23,974

Income before taxes	19,582	17,508	17,454	17,597	16,724
Income taxes	7,342	6,561	6,656	6,667	6,260

Net income	$12,240	10,947	10,798	10,930	10,464
Net income per common share:
- Basic	$0.127	0.114	0.113	0.114	0.110

- Diluted	0.127	0.114	0.113	0.114	0.109

Average basic shares (in thousands)	96,003	95,879	95,732	95,603	95,487
Average diluted shares (in thousands)	96,073	95,987	95,877	95,722	95,580

Note: Taxable equivalent net interest income	$38,553	37,413	36,921	36,681	36,311

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Six Months Ended
	6/30/2017	6/30/2016

Interest and dividend income:
Interest and fees on loans	$72,706	71,257
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,202	659
State and political subdivisions	23	27
Mortgage-backed securities and collateralized mortgage obligations-residential	3,902	4,285
Corporate bonds	305	-
Small Business Administration-guaranteed participation securities	809	926
Mortgage-backed securities and collateralized mortgage obligations-commercial	44	74
Other securities	8	8
Total interest and dividends on securities available for sale	6,293	5,979

Interest on held to maturity securities:
Mortgage-backed securities-residential	612	775
Corporate bonds	308	308
Total interest on held to maturity securities	920	1,083

Federal Reserve Bank and Federal Home Loan Bank stock	268	238

Interest on federal funds sold and other short-term investments	2,973	1,677
Total interest income	83,160	80,234

Interest expense:
Interest on deposits:
Interest-bearing checking	258	230
Savings	865	1,208
Money market deposit accounts	934	962
Time deposits	4,464	4,833
Interest on short-term borrowings	698	519
Total interest expense	7,219	7,752

Net interest income	75,941	72,482

Provision for loan losses	1,150	1,600
Net interest income after provision for loan losses	74,791	70,882

Noninterest income:
Trust department income	3,283	3,117
Fees for services to customers	5,434	5,398
Net gain on securities transactions	-	668
Other	514	588
Total noninterest income	9,231	9,771

Noninterest expenses:
Salaries and employee benefits	19,769	17,937
Net occupancy expense	8,376	8,006
Equipment expense	2,984	3,354
Professional services	3,891	4,244
Outsourced services	3,000	2,976
Advertising expense	1,320	1,299
FDIC and other insurance	2,059	3,939
Other real estate expense, net	495	942
Other	5,038	4,715
Total noninterest expenses	46,932	47,412

Income before taxes	37,090	33,241
Income taxes	13,903	12,366

Net income	$23,187	20,875

Net income per Common Share:
- Basic	$0.242	0.219

- Diluted	0.241	0.219

Average basic shares (thousands)	95,944	95,426
Average diluted shares (thousands)	96,034	95,496

Note: Taxable equivalent net interest income	$75,966	72,508

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
ASSETS:

Cash and due from banks	$43,783	41,352	48,719	42,296	39,787
Federal funds sold and other short term investments	663,360	641,839	658,555	622,132	718,609
Total cash and cash equivalents	707,143	683,191	707,274	664,428	758,396

Securities available for sale:
U. S. government sponsored enterprises	128,386	162,341	117,266	116,327	116,595
States and political subdivisions	536	887	886	970	974
Mortgage-backed securities and collateralized mortgage obligations-residential	352,591	357,683	372,308	400,575	404,138
Small Business Administration-guaranteed participation securities	72,858	75,429	78,499	84,687	87,740
Mortgage-backed securities and collateralized mortgage obligations-commercial	9,903	9,923	10,011	10,233	10,374
Corporate bonds	40,498	40,612	40,705	41,025	-
Other securities	685	685	685	685	685
Total securities available for sale	605,457	647,560	620,360	654,502	620,506

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	31,211	33,276	35,500	38,044	40,702
Corporate bonds	9,997	9,994	9,990	9,986	9,982
Total held to maturity securities	41,208	43,270	45,490	48,030	50,684

Federal Reserve Bank and Federal Home Loan Bank stock	9,723	9,579	9,579	9,579	9,579

Loans:
Commercial	183,035	184,451	191,194	189,795	195,698
Residential mortgage loans	2,999,306	2,929,928	2,895,733	2,845,876	2,786,951
Home equity line of credit	316,674	326,280	334,841	343,445	352,069
Installment loans	8,458	8,277	8,818	8,515	8,476
Loans, net of deferred net costs	3,507,473	3,448,936	3,430,586	3,387,631	3,343,194
Less:
Allowance for loan losses	44,162	44,048	43,890	43,950	44,064
Net loans	3,463,311	3,404,888	3,386,696	3,343,681	3,299,130

Bank premises and equipment, net	35,174	35,175	35,466	36,110	36,793
Other assets	58,466	63,080	63,941	56,519	55,825

Total assets	$4,920,482	4,886,743	4,868,806	4,812,849	4,830,913

LIABILITIES:
Deposits:
Demand	$390,120	373,930	377,755	380,090	376,669
Interest-bearing checking	871,004	838,936	815,534	785,118	766,322
Savings accounts	1,285,886	1,287,802	1,271,449	1,277,734	1,282,006
Money market deposit accounts	572,580	583,909	571,962	566,097	577,063
Time deposits	1,088,824	1,113,892	1,159,463	1,159,199	1,178,567
Total deposits	4,208,414	4,198,469	4,196,163	4,168,238	4,180,627

Short-term borrowings	233,621	220,946	209,406	179,204	190,542
Accrued expenses and other liabilities	31,081	28,628	30,551	29,799	29,479

Total liabilities	4,473,116	4,448,043	4,436,120	4,377,241	4,400,648

SHAREHOLDERS’ EQUITY:
Capital stock	99,511	99,493	99,214	99,121	99,071
Surplus	172,603	172,628	171,425	171,093	171,174
Undivided profits	212,112	206,173	201,517	197,013	192,356
Accumulated other comprehensive (loss) income, net of tax	(3,593)	(5,568)	(6,251)	2,328	2,395
Treasury stock at cost	(33,267)	(34,026)	(33,219)	(33,947)	(34,731)

Total shareholders’ equity	447,366	438,700	432,686	435,608	430,265

Total liabilities and shareholders’ equity	$4,920,482	4,886,743	4,868,806	4,812,849	4,830,913

Outstanding shares (in thousands)	96,015	95,917	95,780	95,614	95,493

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
New York and other states*
Loans in nonaccrual status:
Commercial	$1,711	1,858	1,843	2,366	2,690
Real estate mortgage - 1 to 4 family	20,639	22,772	21,198	21,678	23,559
Installment	25	41	48	70	49
Total non-accrual loans	22,375	24,671	23,089	24,114	26,298
Other nonperforming real estate mortgages - 1 to 4 family	41	41	42	44	45
Total nonperforming loans	22,416	24,712	23,131	24,158	26,343
Other real estate owned	3,585	3,191	4,268	4,768	4,602
Total nonperforming assets	$26,001	27,903	27,399	28,926	30,945

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	2,112	1,712	1,929	1,844	1,900
Installment	-	-	-	-	-
Total non-accrual loans	2,112	1,712	1,929	1,844	1,900
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,112	1,712	1,929	1,844	1,900
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$2,112	1,712	1,929	1,844	1,900

Total
Loans in nonaccrual status:
Commercial	$1,711	1,858	1,843	2,366	2,690
Real estate mortgage - 1 to 4 family	22,751	24,484	23,127	23,522	25,459
Installment	25	41	48	70	49
Total non-accrual loans	24,487	26,383	25,018	25,958	28,198
Other nonperforming real estate mortgages - 1 to 4 family	41	41	42	44	45
Total nonperforming loans	24,528	26,424	25,060	26,002	28,243
Other real estate owned	3,585	3,191	4,268	4,768	4,602
Total nonperforming assets	$28,113	29,615	29,328	30,770	32,845

Quarterly Net Chargeoffs (Recoveries)

	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16
New York and other states*
Commercial	$-	64	(56)	353	67
Real estate mortgage - 1 to 4 family	334	261	619	471	973
Installment	37	31	55	37	77
Total net chargeoffs	$371	356	618	861	1,117

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	52	84	23	-	16
Installment	13	2	19	3	1
Total net chargeoffs	$65	86	42	3	17

Total
Commercial	$-	64	(56)	353	67
Real estate mortgage - 1 to 4 family	386	345	642	471	989
Installment	50	33	74	40	78
Total net chargeoffs	$436	442	660	864	1,134

Asset Quality Ratios

	06/30/17		03/31/17		12/31/16		09/30/16		06/30/16

Total nonperforming loans(1)	$24,528		26,424		25,060		26,002		28,243
Total nonperforming assets(1)	28,113		29,615		29,328		30,770		32,845
Total net chargeoffs(2)	436		442		660		864		1,134

Allowance for loan losses(1)	44,162		44,048		43,890		43,950		44,064

Nonperforming loans to total loans	0.70%		0.77%		0.73%		0.77%		0.84%
Nonperforming assets to total assets	0.57%		0.61%		0.60%		0.64%		0.68%
Allowance for loan losses to total loans	1.26%		1.28%		1.28%		1.30%		1.32%
Coverage ratio(1)	180.0%		166.7%		175.1%		169.0%		156.0%
Annualized net chargeoffs to average loans(2)	0.05%		0.05%		0.08%		0.10%		0.14%
Allowance for loan losses to annualized net chargeoffs(2)	25.3	x	24.9	x	16.6	x	12.7	x	9.7	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended June 30, 2017			Three months ended June 30, 2016
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$153,552	607	1.58%	$107,190	404	1.51%
Mortgage backed securities and collateralized mortgage obligations-residential	359,085	1,944	2.17	445,162	2,169	1.95
State and political subdivisions	816	16	7.84	955	19	7.96
Corporate bonds	42,699	154	1.44	-	-	-
Small Business Administration-guaranteed participation securities	75,561	394	2.09	87,801	450	2.05
Mortgage backed securities and collateralized mortgage obligations-commercial	10,003	21	0.84	10,321	38	1.47
Other	685	4	2.34	677	4	2.36

Total securities available for sale	642,401	3,140	1.96	652,106	3,084	1.89

Federal funds sold and other short-term Investments	643,557	1,727	1.07	668,395	832	0.50

Held to maturity securities:
Corporate bonds	9,996	154	6.16	9,981	154	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	32,188	296	3.68	42,188	374	3.55

Total held to maturity securities	42,184	450	4.27	52,169	528	4.05

Federal Reserve Bank and Federal Home Loan Bank stock	9,709	134	5.52	9,576	118	4.93

Commercial loans	183,382	2,401	5.24	198,938	2,563	5.15
Residential mortgage loans	2,958,994	30,943	4.18	2,759,024	29,725	4.31
Home equity lines of credit	320,872	3,131	3.90	354,897	3,179	3.58
Installment loans	8,029	194	9.66	8,316	191	9.19

Loans, net of unearned income	3,471,277	36,669	4.23	3,321,175	35,658	4.29

Total interest earning assets	4,809,128	42,120	3.50	4,703,421	40,220	3.42

Allowance for loan losses	(44,429)			(44,754)
Cash & non-interest earning assets	130,998			136,724

Total assets	$4,895,697			$4,795,391

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$849,965	134	0.06%	$759,546	116	0.06%
Money market accounts	577,464	468	0.32	580,100	467	0.32
Savings	1,286,282	435	0.14	1,273,575	604	0.19
Time deposits	1,102,777	2,181	0.79	1,177,084	2,460	0.84

Total interest bearing deposits	3,816,488	3,218	0.34	3,790,305	3,647	0.38
Short-term borrowings	226,455	349	0.62	181,247	262	0.58

Total interest bearing liabilities	4,042,943	3,567	0.35	3,971,552	3,909	0.39

Demand deposits	380,611			370,781
Other liabilities	28,026			27,121
Shareholders’ equity	444,117			425,937

Total liabilities and shareholders’ equity	$4,895,697			$4,795,391

Net interest income, tax equivalent		38,553			36,311

Net interest spread			3.15%			3.03%

Net interest margin (net interest income to total interest earning assets)			3.21%			3.09%

Tax equivalent adjustment		(12)			(12)

Net interest income		38,541			36,299

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS’ EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Six Months ended June 30, 2017			Six Months ended June 30, 2016
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$148,054	1,202	1.62%	$91,111	659	1.45%
Mortgage backed securities and collateralized mortgage obligations-residential	363,496	3,902	2.15	428,831	4,285	2.00
State and political subdivisions	844	35	8.29	1,034	41	7.93
Corporate bonds	42,143	305	1.45	-	-	-
Small Business Administration-guaranteed participation securities	77,068	809	2.10	89,206	926	2.08
Mortgage backed securities and collateralized mortgage obligations-commercial	10,046	44	0.88	10,357	74	1.43
Other	685	8	2.34	682	8	2.35

Total securities available for sale	642,336	6,305	1.96	621,221	5,993	1.93

Federal funds sold and other short-term Investments	642,348	2,973	0.93	671,990	1,677	0.50

Held to maturity securities:
Corporate bonds	9,994	308	6.16	9,979	308	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	33,240	612	3.68	43,650	775	3.55

Total held to maturity securities	43,234	920	4.26	53,629	1,083	4.04

Federal Reserve Bank and Federal Home Loan Bank stock	9,645	268	5.56	9,527	238	5.00

Commercial loans	185,474	4,830	5.21	200,152	5,180	5.18
Residential mortgage loans	2,935,620	61,310	4.18	2,742,918	59,348	4.33
Home equity lines of credit	325,579	6,216	3.82	356,857	6,358	3.56
Installment loans	8,128	363	8.93	8,488	383	9.02

Loans, net of unearned income	3,454,801	72,719	4.21	3,308,415	71,269	4.31

Total interest earning assets	4,792,364	83,185	3.47	4,664,782	80,260	3.44

Allowance for loan losses	(44,333)			(45,013)
Cash & non-interest earning assets	130,575			136,138

Total assets	$4,878,606			$4,755,907

Liabilities and shareholders’ equity

Deposits:
Interest bearing checking accounts	$829,615	258	0.06%	$747,322	230	0.06%
Money market accounts	578,728	934	0.32	591,937	962	0.33
Savings	1,280,552	865	0.14	1,268,021	1,208	0.19
Time deposits	1,118,274	4,464	0.80	1,155,773	4,833	0.84

Total interest bearing deposits	3,807,169	6,521	0.34	3,763,053	7,233	0.38
Short-term borrowings	228,078	698	0.61	178,683	519	0.58

Total interest bearing liabilities	4,035,247	7,219	0.36	3,941,736	7,752	0.39

Demand deposits	375,610			364,503
Other liabilities	27,408			27,019
Shareholders’ equity	440,341			422,649

Total liabilities and shareholders’ equity	$4,878,606			$4,755,907

Net interest income, tax equivalent		75,966			72,508

Net interest spread			3.11%			3.05%

Net interest margin (net interest income to total interest earning assets)			3.17%			3.11%

Tax equivalent adjustment		(25)			(26)

Net interest income		75,941			72,482

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Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)
	06/30/17	03/31/17	06/30/16
Tangible Equity to Tangible Assets
Total Assets	4,920,482	4,886,743	4,830,913
Less: Intangible assets	553	553	553
Tangible assets	4,919,929	4,886,190	4,830,360

Equity	$447,366	438,700	430,265
Less: Intangible assets	553	553	553
Tangible equity	446,813	438,147	429,712
Tangible Equity to Tangible Assets	9.08%	8.97%	8.90%
Equity to Assets	9.09%	8.98%	8.91%

	3 Months Ended			Six Months Ended
Efficiency Ratio	06/30/17	03/31/17	06/30/16	06/30/17	06/30/16

Net interest income	$38,541	37,400	36,299	75,941	72,482
Taxable equivalent adjustment	12	13	12	25	26
Net interest income (fully taxable equivalent)	38,553	37,413	36,311	75,966	72,508
Non-interest income	4,504	4,727	5,199	9,231	9,771
Less: Net gain on sale of nonperforming loans	84	-	24	84	24
Less: Net gain on securities	-	-	668	-	668
Revenue used for efficiency ratio	42,973	42,140	40,818	85,113	81,587

Total noninterest expense	22,913	24,019	23,974	46,932	47,412
Less: Other real estate (income) expense, net	(4)	499	423	495	942
Expense used for efficiency ratio	22,917	23,520	23,551	46,437	46,470

Efficiency Ratio	53.33%	55.81%	57.70%	54.56%	56.96%

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